UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K
                                   CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the Securities Exchange
                                      Act of 1934

                 Date of Report (Date of earliest event reported):  February
                                       22, 1999



                                  JB Oxford Holdings, Inc.
                 (Exact name of registrant as specified in its charter)



           UTAH                     0-16240                  95-4099866

           (State of incorporation  (Commission File         (I.R.S. Employer
           or organizaiton)         Number)                  Identification
                                                             No.)


           9665 Wilshire Blvd., Suite 300;  Beverly Hills,  90212
           California
           (Address of principal executive offices)         (Zip Code)


           Registrant's telephone number, including area    (310) 777-8888
           code






          Item 5.  Other Events.

               On February 18, 1999, JB Oxford Holdings, Inc. ("JB Oxford") established the JB Oxford Revocable Government Trust (the "Trust") pursuant to a trust agreement between JB Oxford and Third Capital Partners, LLC, as trustee (the "Trust Agreement").
           Christopher L. Jarratt, JB Oxford's Chairman and Chief Executive Officer, is the chief manager of Third Capital Partners, LLC, a Tennessee limited liability company ("Third Capital"). On February 12 and 22, 1999, the Trust purchased 469,540 shares of JB Oxford's common stock for an aggregate purchase price of $586,915 in a series of transactions with the proceeds of a loan from JB Oxford. The Trust executed a promissory note in favor of JB Oxford in the amount of $586,915 (the "Note"). The Trust will terminate on the first to occur of (1) February 18, 2001 or (2) the completion of the investigation of JB Oxford being conducted by the U.S. Attorney's Office in Los Angeles, the Federal Bureau of Investigation and the Securities and Exchange Commission.
          The Trust Agreement and Note are attached to this Form 8-K as
          Exhibit 10.1 and are incorporated herein by reference. A press release issued by JB Oxford regarding the share repurchase is attached hereto as Exhibit 99.1.

               Concurrently with the purchase of the 469,540 shares, JB Oxford and Third Capital relinquished their rights of first refusal, dated May 27, 1998, to any remaining shares owned by Oeri Finance, Inc., a Swiss investment firm headed by former JB Oxford board member Felix A. Oeri. Oeri Finance agreed to forgive and cancel a demand note made by JB Oxford on July 7, 1997 in the original face amount of $1,213,125, which at cancellation had a outstanding principal balance of $728,125. In addition, JB Oxford agreed to convey and assign to Oeri Finance all right, title and interest it has to (1) the name "Oxford Partners" outside of the Continental United States and (2) any furnishings, fixtures and equipment owned by JB Oxford which are currently located in Basel, Switzerland, and, in exchange, Oeri Finance agreed (1) to convey and assign to JB Oxford all right, title and interest it has to the name "JB Oxford & Company" and
          (2), together with Felix Oeri, to fully and forever release JB Oxford and its subsidiary, JB Oxford & Company, only from any and all claims for compensation or other business expenses due, or allegedly due, to Oeri Finance and/or Felix Oeri relating to JB Oxford's prior brokerage operation in Basel, Switzerland. This release does not include any release as to the clearing deposit held by JB Oxford & Company pursuant to an agreement.

          ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)  EXHIBITS

                    10.1 JB Oxford Revocable Government Trust Agreement,
                         dated as of February 18, 1999, by and between JB Oxford Holdings, Inc. and Third Capital Partners, LLC, as Trustee

                    99.1 Press Release dated March 8, 1999


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Date:     March 8, 1999                 JB OXFORD HOLDINGS, INC.


                                              /s/ Michael J. Chiodo

                                             By: Michael J. Chiodo
                                             Its: Chief Financial Officer






                                                               Exhibit 10.1
                                 JB OXFORD REVOCABLE
                             GOVERNMENT TRUST AGREEMENT

               THIS JB OXFORD REVOCABLE GOVERNMENT TRUST AGREEMENT ("Agreement") is made and entered into as of the 18th day of February, 1999, by and between JB OXFORD HOLDINGS, INC., a Utah corporation (the "Company"), and THIRD CAPITAL PARTNERS, LLC, a Tennessee limited liability company, as Trustee (the "Trustee").

               A. The Company purchased 100,000 shares of its common stock, $0.01 par value per share (the "Common Stock"), from E.B.C. Trust Corporation (the "EBC Shares") on February 12, 1999.
           The EBC Shares, now registered in the name of the Company, are represented by Certificate No. A2853.

               B. The Company purchased 369,540 shares of its Common Stock from Oeri Finance, Inc. (the "Oeri Shares") on the date hereof. The Oeri Shares are represented by Certificate No. A2632.

               C. The certificate representing the Oeri Shares is currently being held by the United States Federal Government in connection with an investigation of the Company being conducted by the U.S. Attorney's Office in Los Angeles, the Federal Bureau of Investigation and the Securities and Exchange Commission (the "Investigation").

               D. The Company believes it desirable to create a trust fund to purchase and hold the EBC Shares and the Oeri Shares to secure its obligations, if any, to the United States and its agencies and instrumentalities in connection with the Investigation. Subject to the terms of this Agreement, such trust fund will be for the benefit of the United States and its agencies and instrumentalities.

               E. The Trustee is willing to purchase, hold, manage and distribute that trust fund upon all of the terms and conditions set forth in this Agreement.


                                      AGREEMENT

               Based upon the foregoing, and in consideration of the mutual covenants set forth in this Agreement, the Trustee accepts the Trust (as defined below) created hereby and agrees to hold all property which it may receive in trust for the purposes and on the terms and conditions set forth herein, and the parties hereto hereby agree as follows:

               1.   Definitions.  As used in this Agreement:

                    1.1 "Assets" shall mean the cash, securities and other investments from time to time held in the Trust.

                    1.2 "Company" shall mean JB Oxford Holdings, Inc. and any successor to the Company or substantially all of its business and operations.

                    1.3 "Trust" shall mean the trust account established hereunder, adjusted from time to time for permissible additions and charges hereunder.

               2.   The Trust.

                    2.1  Initial Deposit.

                         (a)  Concurrently  with  the  execution  of   this
          Agreement, the Company has loaned to the Trust $586,915 which the Trustee is instructed to immediately use to purchase the Oeri Shares. The Trustee has executed a promissory note to the Company for $586,915. The form of the promissory note is attached hereto as Exhibit A.

                         (b) Upon purchase of the Oeri Shares, the purchase of which will be confirmed in writing and attached to this Agreement by the Trustee, the Trustee shall promptly deposit such shares in a special trust account which has been established by the Trustee for the benefit of the United States and its agencies and instrumentalities under the name the "JB Oxford Revocable Government Trust."

                         (c) Concurrently with the execution of this Agreement, the Company shall have delivered to the Trustee Certificate No. A2853 representing the EBC Shares, receipt of which is acknowledged by the Trustee, which the Trustee shall promptly deposit in the JB Oxford Revocable Government Trust. The 369,540 Oeri Shares and the 100,000 EBC Shares deposited in the Trust shall be collectively referred to as the "Trust Shares."

                    2.2 Additional Deposits. After the date hereof, the Company may direct the Trustee to accept additional trust property, which shall be identified in an amendment to this Agreement.

                    2.3 Treasury Shares; Voting of Trust Shares. Unless the Trust Shares are distributed as provided herein, the Company shall treat the Trust Shares as treasury shares. If permitted by law, the Trustee shall vote the Trust Shares in connection with any matter that is presented to the vote of the Company's shareholders, whether at a meeting or by written consent, in such manner as may be directed by the Board of Directors.

                    2.4  Direction of Investment.   The Assets, other  than
          the Trust Shares, shall be invested and reinvested by the Trustee in United States Treasury bills having a maturity of 30 days or less ("30-Day Treasuries"), and all interest, income and profit shall be added to and become a part of the Trust, and all brokers' commissions, fees, expenses and losses, if any, relating thereto shall be charged against the Trust. In the event that 30-Day Treasuries have matured, and the Assets invested in such matured 30-Day Treasuries cannot immediately be reinvested in 30-Day Treasuries, the Trustee shall place any such Assets in a money market account pending reinvestment. Notwithstanding any provision to the contrary in this Section 2.4, the Trustee is hereby directed to hold uninvested such monies or to liquidate and/or sell such monies as the Trustee, in its sole discretion, considers necessary to meet anticipated and imminent disbursements, including any payments pursuant to Section 5.3 hereof, without regard to any penalty or loss incurred as a result of liquidation prior to the maturity or sale of such Assets. To the extent the Trustee is uncertain as to the appropriate action to be taken in regard to the investment of the Assets, the Trustee shall be permitted to accept instructions in that regard from the Company. The Trustee shall not be liable or responsible for making any investment authorized by the provisions of this Agreement, in the manner provided in this Agreement or omitting to make any investment not authorized by this Agreement, or for any loss resulting from any such investment so made or omission to so make. The Trustee may deem investments directed by the Company to be appropriate investments without independent investigation thereof.

                    2.5 Summary of Activity; Access to Books and Records. The Trustee shall, from time to time upon the request of the
          Company, but not less often than quarterly, furnish the Company with a summary of all activity relating to the Trust; and if so requested by the Company, the Trustee shall permit the Company or its authorized representatives (including without limitation its independent public accountants) to access to its books and records relating to the Trust for the purpose of auditing the Trust and the activities therein.

                    2.6 Taxes. Unless the Company elects to prepare and file the tax returns of the Trust and timely notifies the Trustee in writing of its election to do so, the Trustee shall prepare and file any required tax returns of the Trust. The amounts, if any, due in respect of taxes shall be determined by the Company if the Company elects to prepare the tax returns and gives timely written notice to the Trustee, and otherwise shall be determined by the Trustee. Any and all amounts due in respect of taxes shall be paid by the Trustee out of the Assets, other than the Trust Shares, of the Trust.

               3.   Use of the Trust.

                    3.1 Use of Assets. The Assets in the Trust shall not be used for any purpose other than investment, as provided in
          Section 2.4 hereof. The Trustee, however, may not sell or otherwise dispose of the Trust Shares unless instructed to do so by the Company upon the termination of the Trust in accordance with Section 4.2 hereof.

               4.   Term and Termination.

                    4.1 Term. This Agreement shall become effective upon the date of its execution and shall exist until terminated in accordance with Section 4.2 hereof. The Company may under no circumstances withdraw, or cause the Trustee to withdraw, Assets from the Trust prior to termination.

                    4.2  Termination.   This Agreement  shall terminate  on
          the first  to  occur  of the  following:  (i) February 18,  2001;
          (ii) written notice  or notices  from the  United States  or  any agency or instrumentality thereof of the completion of the Investigation, provided that such notice or notices must specify that all United States agencies and instrumentalities have completed the Investigation and the Company has no obligation to the United States as a result thereof; or (iii) written notice from the President of the Company directing that the Investigation has been completed or for any other reason, in any case specifying how the Assets are to be distributed.

                    4.3 Distribution on Termination. When this Trust is terminated in accordance with Section 4.2 hereof, the Trustee shall distribute the Assets in the Trust to the United States or its agencies or instrumentalities or to the Company as designated by the Company, after any deductions required or authorized by
          Section 5.3  hereof.    If   the  Trustee  receives  no   written
          directions as to the distribution of the Assets, the Trustee shall distribute the Assets in the Trust to the Company after any deductions required or authorized by Section 5.3 hereof.

               5.   The Trustee.

                    5.1  The Trustee's Duties and Liabilities.

                         5.1.1 This Agreement expressly sets forth all the duties of the Trustee with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall not be liable for any loss sustained by the Trust by reason of the purchase, retention, sale or exchange of any investment, and the Trustee shall incur no liability with respect thereto except for its willful misconduct or gross negligence as long as the Trustee has acted in accordance with the terms and the conditions of this Agreement. The Trustee shall not be under any duty to give the Assets held by it hereunder any greater degree of care than it gives its own similar property.

                         5.1.2 The Trustee shall not be called upon to advise any party as to the wisdom of selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

                         5.1.3 The Trustee makes no representation as to the validity, value, genuineness or collectibility of any security or other documents or instrument held by or delivered to it.

                         5.1.4 The Trustee shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Trustee may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                    5.2  Indemnification of the Trustee.  The Trustee shall
          not be liable for any action taken or omitted by it in good faith and believed to be authorized hereby or within the rights or powers conferred upon it hereunder, or taken or omitted by it in accordance with advice of counsel (which counsel may be of the Trustee's own choosing and may include counsel to the Company) that such action or omission is authorized hereby or within the rights or powers of the Trustee hereunder, and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind unless caused by willful misconduct or gross negligence. The Company agrees to indemnify, defend and hold harmless the Trustee, in its individual and fiduciary capacity, and its respective agents, employees, trustees, stockholders, representatives, assigns and affiliates against any and all liabilities, losses, claims, expenses (including reasonable attorneys' fees) and damages incurred by it hereunder, except for liabilities, losses, claims, expenses and damages incurred by the Trustee, resulting from its own willful misconduct or gross negligence. The indemnities contained in this Section 5.2 shall be applicable whether or not the Trustee is then serving as the Trustee and shall survive termination of the Trust.

                    5.3 Compensation; Expenses. The Trustee shall not be entitled to any compensation under this Agreement. The Trustee shall pay from the Trust, to the extent not paid by the Company, within 30 days after an invoice therefor has been presented to the Company by the Trustee, (i) the Trustee's reasonable expenses of administration of the Trust, including reasonable compensation of counsel and any agents engaged by the Trustee to assist in such administration, and (ii) any taxes the Company has failed to pay pursuant to Section 2.6 hereof.

                    5.4 Powers of the Trustee. Unless otherwise limited by the terms of this Agreement, the Trustee shall have, with respect to any property at any time held by it and constituting part of the Trust, such powers as may be granted to a trustee under California law.

                    5.5 Administrative Powers of the Trustee. The Trustee shall have the power to do any of the following:

                         5.5.1 To cause any investment to be registered and held in the name of one or more of its nominees, or one or more nominees of any system for the central handling of securities, without increase or decrease of liability;

                         5.5.2 To receive any and all money and other property due to the Trust and to give full discharge therefor; and

                         5.5.3 To hold uninvested, without liability for interest thereon, such monies received by the Trustee as the Trustee considers necessary to meet anticipated and imminent disbursements.


                    5.6  Resignation or Removal of the Trustee.

                         5.6.1 Resignation of the Trustee. The Trustee may resign at any time by delivering a written notice of resignation to the Company. The resignation shall take effect on the date set forth in such notice, which shall be no earlier than 60 days from the date of such delivery to the Company unless a shorter time has been agreed upon in writing by the Trustee and the Company; provided that a successor trustee has been appointed pursuant to Section 5.6.2 or Section 5.6.4 hereof.
                         5.6.2 Appointment of Successor Trustee. In the event of the Company's receipt of notice of resignation by the Trustee pursuant to Section 5.6.1 hereof, a successor trustee shall be appointed by the Company within 30 days after such notice has been given. The appointment of a successor trustee shall be effective upon the later of (i) the date set forth as the effective date of such appointment in an agreement supplementary hereto to assume any and all of the obligations of the Trustee hereunder, and (ii) the date of delivery to the Trustee of a copy of such agreement so executed.

                         5.6.3 Successor Trustee. Upon the effective date of the appointment of a successor trustee, the successor trustee, for all purposes, shall be deemed to be the "Trustee" hereunder and all the provisions of this Agreement shall relate to each successor with the same force and effect as if such successor had been originally named as the Trustee hereunder.

                         5.6.4 Petition to Court. If a successor trustee is not appointed within 30 days after the Trustee gives notice of resignation pursuant to Section
                    5.6.1 hereof, which appointment shall become effective not later than the date of resignation of the Trustee as set forth in the Trustee's notice of resignation, the Trustee, at the expense of the Trust, may petition the court; pursuant to California Probate Code Section 15640, to resign and the Trustee or the Company may petition the court, at the expense of the Trust, pursuant to California Probate Code Section 17200, for appointment of a successor trustee.

                         5.6.5 Transfer of Trust. Upon the effective date of the appointment of a successor trustee pursuant to Section 5.6.2 or 5.6.4 hereof, the Trustee shall promptly transfer all Assets in the Trust to the successor trustee to be held under and pursuant to the terms and conditions of an agreement supplementary hereto or in the form hereof to assume any and all of the obligations of the Trustee hereunder.

               6.   Miscellaneous.

                    6.1 Notices. All notices, requests, demands, waivers, instructions and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when personally delivered or two business days after being deposited in the U.S. mail, registered or certified, return receipt requested, with postage prepaid and addressed as follows to the party to whom the notice, request, demand, waiver, instruction or other communication is to be given, or at such other address as that party shall designate by notice to the other parties in accordance with this Section:

                              To the Company:

                              JB Oxford Holdings, Inc.
                              9665 Wilshire Boulevard
                              Third Floor
                              Beverly Hills, CA 90212
                              310-385-2470
                              310-385-2235 (facsimile)

                              with a copy to:

                              Kohrman Jackson & Krantz P.L.L.
                              1375 E. Ninth Street, 20th Floor
                              One Cleveland Center
                              Cleveland, Ohio 44114
                              Attn: Marc C. Krantz
                              216-736-7204
                              216-621-6536 (facsimile)


                              To the Trustee:

                              Third Capital Partners, LLC
                              314 Church Street
                              Ninth Floor
                              Nashville, TN 37201
                              615-255-3199
                              615-255-3190 (facsimile)

                    6.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                    6.3 Successors and Assigns. This Agreement shall, subject to other provisions hereof restricting assignment or delegation, be binding upon and inure to the benefit of the parties hereto, their respective spouses, successors, heirs, executors, administrators, estates, legal representatives and assigns.

                    6.4  Counterparts.  This Agreement  may be executed  in
          two  or  more  counterparts,  and  by  each  party  on   separate
          counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

                    6.5 Headings. Titles and headings to sections herein are for purposes of reference only and shall in no way limit, define or otherwise affect the interpretation of the provisions hereof.

                    6.6 Revocability of Trust; Amendment. The Trust created by this Agreement shall be revocable and may be revoked or terminated by the Company as specifically provided in
          Section 4.2. The Trust created by this Agreement shall not be amended, modified or supplemented except by an agreement in writing, signed by the Company and the Trustee.

                    6.7 Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto relating to the subject matter hereof and there are no other agreements or understandings, written or oral, in effect between the parties relating to such subject matter except as expressly referred to herein.

                    6.8 Arbitration. Any claim or dispute arising out of or relating to this Agreement, or the construction, interpretation or breach hereof, shall be submitted to arbitration in Los Angeles, California, in accordance with the provisions and procedures of the American Arbitration Association and, to the extent permissible by law, the parties shall be bound by the results thereof; provided, however, that the Trustee shall have no obligation to initiate any such proceeding. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

               IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date and year first above written.

                                        THIRD CAPITAL PARTNERS, LLC


                                        By:   /s/ Christopher L. Jarratt

                                        Name:     Christopher L. Jarratt
                                        Title:    Chief Manager


                                        JB OXFORD HOLDINGS, INC.


                                        By:   /s/ James G. Lewis

                                        Name:     James G. Lewis
                                        Title:    President




                                                                  Exhibit A
                                   PROMISSORY NOTE

                                                          Beverly Hills, CA
          $586,915.00                                     February 18, 1999


               FOR VALUE RECEIVED, JB Oxford Revocable Government Trust (the "Maker") promises to pay to JB Oxford Holdings, Inc., a Utah corporation (the "Holder"), the principal sum of Five Hundred Eighty-Six Thousand Nine Hundred Fifteen ($586,915.00) without interest in accordance with the terms set forth below. This Note is issued pursuant to and is subject to the terms of the JB Oxford Revocable Government Trust Agreement, as of February 18, 1999, by and between the Holder and Third Capital Partners, LLC, a Tennessee limited liability company, as Trustee (the "Trust Agreement").

               The Maker will make one total payment of principal in the amount of $586,915.00, due and payable on the date of the termination of the trust created by the Trust Agreement in accordance with Section 4.2 of the Trust Agreement. This Note may be repaid in cash or in Trust Shares (as that term is defined in the Trust Agreement). The value of the Trust Shares shall be determined by the closing price of the Holder's common stock, par value $0.01 per share, on the day before the termination of the trust in accordance with Section 4.2 of the Trust Agreement.

               If an Event of Default, as defined below, occurs and continues to exist, then, Holder shall have the right, at his option, to declare the entire balance of principal then remaining unpaid (the "Debt"), immediately due and payable without presentment, demand, or notice of any kind, all of which are expressly waived by the Maker. The occurrence of any of the following constitutes an "Event of Default": (i) the Maker fails to make full and timely payment when due under this Note; or (ii) the Maker breaches any representation, warranty, covenant or agreement contained in the Trust Agreement.

               If the Maker fails to make full and timely payment of principal when due under this Note, the Maker shall pay to Holder, in addition to such amounts due, all costs of collection, including reasonable attorneys' fees.

               Holder's failure to exercise any right or remedy available to him hereunder or at law or in equity, or any delay in exercising any such right or remedy, shall not operate as a waiver of any of Holder's rights.

               This Note shall be governed, construed, and enforced in accordance with the laws of the State of California.



                                        JB  OXFORD   REVOCABLE   GOVERNMENT
                                        TRUST


                                        By: Third Capital Partners, LLC, as
                                        Trustee


                                        By:   /s/   Christopher   L. Jarratt
                                        Name: Christopher L. Jarratt
                                        Its:       Chief Manager





                                                               Exhibit 99.1


          NEWS                                    JB OXFORD HOLDINGS, INC.
          BULLETIN                                9665 WILSHIRE BOULEVARD
                                                  BEVERLY HILLS, CA  90212

          FROM:                                   Nasdaq:  JBOH

          FRB
          The Financial Relations Board, Inc.


          AT THE FINANCIAL RELATIONS BOARD:
          Virginia St. John-Needham  Jill Fukuhara              Michaelle
                                                                Burstin
          General Information        Analyst Contact            Media Contact
          (310) 442-0599             (310) 442-0599             (310) 442-0599

          FOR IMMEDIATE RELEASE
          MARCH 8, 1999

                        JB OXFORD HOLDINGS ESTABLISHES TRUST
                     TO REPURCHASE STOCK FROM OERI FINANCE, INC.

          LOS ANGELES  - March 8, 1999 -  JB Oxford Holdings, Inc. (Nasdaq:
          JBOH), a provider of discount and on-line brokerage services to clients nationwide, has established an affiliate of the company in the form of a trust to purchase stock from Oeri Finance, Inc.
           JB Oxford Holdings made a loan to the trust in the amount $586,915, which through a series of transactions was used to acquire 469,540 shares of the company's common stock at an effective price of $1.25 per share. Concurrent with the transaction, the company has relinquished its right of first refusal as to any remaining shares held by Oeri Finance, and Oeri Finance has forgiven $728,000 in demand debt owed by JB Oxford Holdings.

                                      _ more _

          Financial Relations Board, Inc. serves as financial relations counsel to this company, is acting on the company's behalf in issuing this bulletin and receiving compensation therefor. The information contained herein is furnished for information purposes only and is not to be construed as an offer to buy or sell securities.

               "This transaction is very beneficial to the company," said JB Oxford Holdings Chairman and Chief Executive Officer C.L. Jarratt. "In exchange for relinquishing our right of first refusal on the Oeri holdings, we were able to effect the purchase of our stock at a significant discount to current trading levels and erase a substantial portion of the debt owed to Oeri Finance.
           This transaction marks one of the final and most significant steps toward ending JB Oxford's association with Felix Oeri and his investment firm."
               "To date, our position has been to withhold payment from Oeri Finance and, where possible, to restrict the transfer of JB Oxford stock from Oeri in order to preserve any claim we may have stemming from the ongoing investigation of the company," said JB Oxford President Jamie Lewis. "Mr. Oeri's willingness to sell under these conditions enabled us to establish a trust to benefit shareholders, which made us comfortable lifting certain restrictions on Oeri's shares."
               The proxy which grants Mr. Jarratt the right to vote all common stock owned by Mr. Oeri and Oeri Finance remains in effect with respect to any and all shares that Oeri may continue to hold. However, management believes that Oeri Finance has substantially divested its remaining holdings.
               The transaction, which closed Feb. 18, did not affect the remaining $2.9 million in demand notes held by Oeri Finance that the company continues to negotiate.
               JB Oxford Holdings, Inc., through its wholly owned subsidiary JB Oxford & Company, provides discount and on-line brokerage services, as well as correspondent clearing services, to clients throughout the United States. The company has branches in New York, Miami and Los Angeles. More information can be obtained from the company's web site at www.jboxford.com.



          This press release contains statements that are forward-looking and comments on market conditions, revenue growth, expense management, and outlook. Any number of conditions may occur which would affect important factors in this analysis and materially change expectations. These factors include, but are not limited to, known and unknown risks, customer trading activity, changes in technology, shifts in competitive patterns, decisions with regard to products and services, changes in revenues and profits, and significant changes in the market environment.


                                        # # #